Exhibit 99.2

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Quarter to Date Ended June 30, 2006

(Dollars in Millions)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	2,349	604	14	(300)	2,667

Direct costs and expenses
Cost of energy sold including delivery fees	943	—	—	(285)	658
Operating costs	152	194	—	(5)	341
Depreciation and amortization	83	116	3	—	202

Total direct costs and expenses	1,178	310	3	(290)	1,201

Gross margin	1,171	294	11	(10)	1,466

Other costs and expenses
Selling, general and administrative expenses	128	43	17	(7)	181
Non-operating depreciation and other amortization	1	1	3	—	5
Franchise and revenue-based taxes	27	59	1	—	87
Other income	(1)	—	(40)	(1)	(42)
Other deductions	205	1	16	(1)	221
Interest income	(45)	(14)	(24)	72	(11)
Interest expense and related charges	102	72	117	(73)	218

Total other costs and expenses	417	162	90	(10)	659

Income (loss) from continuing operations before income taxes	754	132	(79)	—	807

Income tax expense (benefit)	293	46	(29)	—	310

Income (loss) from continuing operations	461	86	(50)	—	497

Income (loss) from discontinued operations, net of tax effect	—	—	—	—	—

Net income (loss)	461	86	(50)	—	497

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	461	86	(50)	—	497

Average shares of common stock outstanding, basic (millions)					458
Average shares of common stock outstanding, diluted (millions)					465

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	1.01	0.19	(0.12)	0.00	1.08
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	1.01	0.19	(0.12)	0.00	1.08
Income (loss) from discontinued operations, net of tax effect	—	—	—	—	—

Net income (loss) available for common stock	1.01	0.19	(0.12)	—	1.08

Diluted earnings:

Income (loss) from continuing operations	0.99	0.18	(0.10)*	0.00	1.07
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	0.99	0.18	(0.10)	0.00	1.07
Income (loss) from discontinued operations, net of tax effect	—	—	—	—	—

Net income (loss) available for common stock	0.99	0.18	(0.10)	—	1.07
Dividends declared					0.413

*	Reflects the dilution adjustment (8 million shares).

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Quarter to Date Ended June 30, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	2,276	564	6	(311)	2,535

Direct costs and expenses
Cost of energy sold including delivery fees	1,265	—	—	(305)	960
Operating costs	177	180	2	—	359
Depreciation and amortization	76	108	2	—	186

Total direct costs and expenses	1,518	288	4	(305)	1,505

Gross margin	758	276	2	(6)	1,030

Other costs and expenses
Selling, general and administrative expenses	113	43	27	(6)	177
Non-operating depreciation and other amortization	1	—	2	—	3
Franchise and revenue-based taxes	24	56	—	1	81
Other income	(6)	—	(12)	—	(18)
Other deductions	12	2	19	—	33
Interest income	(11)	(14)	(16)	41	—
Interest expense and related charges	94	68	69	(42)	189

Total other costs and expenses	227	155	89	(6)	465

Income (loss) from continuing operations before income taxes	531	121	(87)	—	565

Income tax expense (benefit)	186	35	(39)	—	182

Income (loss) from continuing operations	345	86	(48)	—	383

Income (loss) from discontinued operations, net of tax effect	(1)	—	(3)	—	(4)

Net income (loss)	344	86	(51)	—	379

Preference stock dividends	—	—	4	—	4

Net income (loss) available to common shareholders	344	86	(55)	—	375

Average shares of common stock outstanding, basic (millions)					476
Average shares of common stock outstanding, diluted (millions)					486

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	0.72	0.18	(0.09)	0.00	0.81
Preference stock dividends	—	—	(0.01)	—	(0.01)

Net income (loss) from continuing operations available for common stock	0.72	0.18	(0.10)	0.00	0.80
Income (loss) from discontinued operations, net of tax effect	—	—	(0.01)	—	(0.01)

Net income (loss) available for common stock	0.72	0.18	(0.11)	—	0.79
Diluted earnings:

Income (loss) from continuing operations	0.71	0.18	(0.09)*	0.00	0.80
Preference stock dividends	—	—	(0.01)	—	(0.01)

Net income (loss) from continuing operations available for common stock	0.71	0.18	(0.10)	0.00	0.79
Income (loss) from discontinued operations, net of tax effect	—	—	(0.01)	—	(0.01)

Net income (loss) available for common stock	0.71	0.18	(0.11)	—	0.78

Dividends declared					0.281

*	Reflects the dilution adjustment ( ($36) million dilution adjustment/9 million shares).

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement - Variance

Quarter to Date Ended June 30, 2006 vs June 30, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	73	40	8	11	132

Direct costs and expenses
Cost of energy sold including delivery fees	(322)	—	—	20	(302)
Operating costs	(25)	14	(2)	(5)	(18)
Depreciation and amortization	7	8	1	—	16

Total direct costs and expenses	(340)	22	(1)	15	(304)

Gross margin	413	18	9	(4)	436

Other costs and expenses
Selling, general and administrative expenses	15	—	(10)	(1)	4
Non-operating depreciation and other amortization	—	1	1	—	2
Franchise and revenue-based taxes	3	3	1	(1)	6
Other income	5	—	(28)	(1)	(24)
Other deductions	193	(1)	(3)	(1)	188
Interest income	(34)	—	(8)	31	(11)
Interest expense and related charges	8	4	48	(31)	29

Total other costs and expenses	190	7	1	(4)	194

Income (loss) from continuing operations before income taxes	223	11	8	—	242

Income tax expense (benefit)	107	11	10	—	128

Income (loss) from continuing operations	116	—	(2)	—	114

Income (loss) from discontinued operations, net of tax effect	1	—	3	—	4

Net income (loss)	117	—	1	—	118

Preference stock dividends	—	—	(4)	—	(4)

Net income (loss) available to common shareholders	117	—	5	—	122

Average shares of common stock outstanding, basic (millions)
Average shares of common stock outstanding, diluted (millions)					(19)
					(20)
Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	0.29	0.01	(0.03)	(0.00)	0.27
Preference stock dividends	—	—	0.01	—	0.01

Net income (loss) from continuing operations available for common stock	0.29	0.01	(0.02)		0.28
Income (loss) from discontinued operations, net of tax effect	—	—	0.01	—	0.01

Net income (loss) available for common stock	0.29	0.01	(0.01)	—	0.29

Diluted earnings:

Income (loss) from continuing operations	0.28	—	(0.01)	—	0.27
Preference stock dividends	—	—	0.01	—	0.01

Net income (loss) from continuing operations available for common stock	0.28	—	—		0.28
Income (loss) from discontinued operations, net of tax effect	—	—	0.01	—	0.01

Net income (loss) available for common stock	0.28	—	0.01	—	0.29

Dividends declared					0.132

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Year to Date Ended June 30, 2006

(Dollars in Millions)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	4,359	1,166	27	(581)	4,971

Direct costs and expenses
Cost of energy sold including delivery fees	1,733	—	—	(554)	1,179
Operating costs	306	385	(1)	(6)	684
Depreciation and amortization	166	230	8	—	404

Total direct costs and expenses	2,205	615	7	(560)	2,267

Gross margin	2,154	551	20	(21)	2,704

Other costs and expenses
Selling, general and administrative expenses	249	93	51	(23)	370
Non-operating depreciation and other amortization	3	1	5	—	9
Franchise and revenue-based taxes	54	119	1	—	174
Other income	(1)	(1)	(54)	1	(55)
Other deductions	195	2	23	1	221
Interest income	(76)	(29)	(48)	133	(20)
Interest expense and related charges	203	140	221	(133)	431

Total other costs and expenses	627	325	199	(21)	1,130

Income (loss) from continuing operations before income taxes	1,527	226	(179)	—	1,574

Income tax expense (benefit)	546	75	(60)	—	561

Income (loss) from continuing operations	981	151	(119)	—	1,013

Income (loss) from discontinued operations, net of tax effect	—	—	60	—	60

Net income (loss)	981	151	(59)	—	1,073

Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	981	151	(59)	—	1,073

Average shares of common stock outstanding, basic (millions)					461
Average shares of common stock outstanding, diluted (millions)					470

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	2.13	0.33	(0.26)	0.00	2.20
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	2.13	0.33	(0.26)	0.00	2.20
Income (loss) from discontinued operations, net of tax effect	—	—	0.13	—	0.13

Net income (loss) available for common stock	2.13	0.33	(0.13)	0.00	2.33

Diluted earnings:

Income (loss) from continuing operations	2.09	0.32	(0.25)*	0.00	2.16
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	2.09	0.32	(0.25)	0.00	2.16
Income (loss) from discontinued operations, net of tax effect	—	—	0.13	—	0.13

Net income (loss) available for common stock	2.09	0.32	(0.12)	0.00	2.29

Dividends declared					0.826

*	Reflects the dilution adjustment ($1 million dilution adjustment/9 million shares).

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Year to Date Ended June 30, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	4,097	1,114	12	(630)	4,593

Direct costs and expenses
Cost of energy sold including delivery fees	2,338	—	1	(618)	1,721
Operating costs	331	362	—	(1)	692
Depreciation and amortization	154	213	4	—	371

Total direct costs and expenses	2,823	575	5	(619)	2,784

Gross margin	1,274	539	7	(11)	1,809

Other costs and expenses
Selling, general and administrative expenses	227	91	51	(10)	359
Non-operating depreciation and other amortization	2	—	4	—	6
Franchise and revenue-based taxes	50	114	2	(1)	165
Other income	(8)	(2)	(59)	—	(69)
Other deductions	13	6	19	—	38
Interest income	(21)	(29)	(49)	80	(19)
Interest expense and related charges	185	136	143	(80)	384

Total other costs and expenses	448	316	111	(11)	864

Income (loss) from continuing operations before income taxes	826	223	(104)	—	945

Income tax expense (benefit)	278	66	(189)	—	155

Income (loss) from continuing operations	548	157	85	—	790

Income (loss) from discontinued operations, net of tax effect	(4)	—	15	—	11

Net income (loss)	544	157	100	—	801

Preference stock dividends	—	—	10	—	10
Net income (loss) available to common shareholders	544	157	90	—	791
Average shares of common stock outstanding, basic (millions)					476
Average shares of common stock outstanding, diluted (millions)					486

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	1.15	0.33	0.18	—	1.66
Preference stock dividends	—	—	(0.02)	—	(0.02)

Net income (loss) from continuing operations available for common stock	1.15	0.33	0.16	—	1.64
Income (loss) from discontinued operations, net of tax effect	(0.01)	—	0.03	—	0.02

Net income (loss) available for common stock	1.14	0.33	0.19	—	1.66

Diluted earnings:
Income (loss) from continuing operations	1.13	0.32	0.17 *	0.00	1.62
Preference stock dividends	—	—	(0.02)	—	(0.02)

Net income (loss) from continuing operations available for common stock	1.13	0.32	0.15	0.00	1.60
Income (loss) from discontinued operations, net of tax effect	(0.01)	—	0.03	—	0.02

Net income (loss) available for common stock	1.12	0.32	0.18	—	1.62

Dividends declared					0.563

*	Reflects the dilution adjustment (($498) million dilution adjustment/10 million shares).

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement - Variance

Year to Date Ended June 30, 2006 vs June 30, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
Operating revenues	262	52	15	49	378

Direct costs and expenses
Cost of energy sold including delivery fees	(605)	—	(1)	64	(542)
Operating costs	(25)	23	(1)	(5)	(8)
Depreciation and amortization	12	17	4	—	33

Total direct costs and expenses	(618)	40	2	59	(517)

Gross margin	880	12	13	(10)	895

Other costs and expenses
Selling, general and administrative expenses	22	2	—	(13)	11
Non-operating depreciation and other amortization	1	1	1	—	3
Franchise and revenue-based taxes	4	5	(1)	1	9
Other income	7	1	5	1	14
Other deductions	182	(4)	4	1	183
Interest income	(55)	—	1	53	(1)
Interest expense and related charges	18	4	78	(53)	47

Total other costs and expenses	179	9	88	(10)	266

Income (loss) from continuing operations before income taxes	701	3	(75)	—	629

Income tax expense (benefit)	268	9	129	—	406

Income (loss) from continuing operations	433	(6)	(204)	—	223

Income (loss) from discontinued operations, net of tax effect	4	—	45	—	49

Net income (loss)	437	(6)	(159)	—	272

Preference stock dividends	—	—	(10)	—	(10)

Net income (loss) available to common shareholders	437	(6)	(149)	—	282

Average shares of common stock outstanding, basic (millions)					(15)
Average shares of common stock outstanding, diluted (millions)					(16)

Per share of common stock:
Basic earnings:

Income (loss) from continuing operations	0.98	—	(0.44)	0.00	0.54
Preference stock dividends	—	—	0.02	—	0.02

Net income (loss) from continuing operations available for common stock	0.98	—	(0.42)	0.00	0.56
Income (loss) from discontinued operations, net of tax effect	0.01	—	0.10	—	0.11

Net income (loss) available for common stock	0.99	—	(0.32)	0.00	0.67

Diluted earnings:

Income (loss) from continuing operations	0.96	—	(0.42)	0.00	0.54
Preference stock dividends	—	—	0.02	—	0.02

Net income (loss) from continuing operations available for common stock	0.96	—	(0.40)	0.00	0.56
Income (loss) from discontinued operations, net of tax effect	0.01	—	0.10	—	0.11

Net income (loss) available for common stock	0.97	—	(0.30)	0.00	0.67
Dividends declared					0.264

TXU CORP. AND SUBSIDIARIES

Condensed Statements of Consolidated Cash Flows

(Unaudited)

	Six Months June 30,
	2006	2005
	(millions of dollars)
Cash flows - operating activities:
Income from continuing operations	$1,013	$790
Adjustments to reconcile income from continuing operations to cash provided by operating activities:
Depreciation and amortization	444	407
Deferred income taxes and investment tax credits — net	319	4
Impairment of natural gas-fired generation plants	198	—
Inventory write-off related to natural gas-fired generation plants	3	—
Net effect of unrealized mark-to-market valuations of commodity contracts	(29)	(18)
Charge (credit) related to impaired leases	2	(12)
Net gain from sale of assets	(24)	(25)
Credit related to contract settlement	(26)	—
Change in regulatory-related liabilities	—	(41)
Litigation settlement accrual	1	(35)
Charge related to coal contract counterparty claim	—	12
Net equity loss from unconsolidated affiliates and joint ventures	7	—
Stock-based compensation expense	9	15
Bad debt expense	30	19
Changes in operating assets and liabilities	(43)	(522)

Cash provided by operating activities	1,904	594

Cash flows - financing activities:
Issuances of securities:
Long-term debt	100	71
Common stock	180	4
Retirements/repurchases of securities:
Equity-linked debt	(179)	(31)
Long-term debt	(1,346)	(92)
Common stock	(865)	(530)
Preference stock	—	(300)
Change in notes payable:
Commercial paper	906	—
Banks	800	1,110
Cash dividends paid:
Common stock	(384)	(274)
Preference stock	—	(11)
Debt premium, discount, financing and reacquisition expenses	(18)	(29)

Cash used in financing activities	(806)	(82)

Cash flows - investing activities:
Capital expenditures	(825)	(507)
Nuclear fuel	(30)	(26)
Purchase of lease trust	(69)	—
Proceeds from pollution control revenue bonds deposited with trustee	(99)	—
Proceeds from sales of nuclear decommissioning trust fund securities	144	95
Investments in nuclear decommissioning trust fund securities	(151)	(102)
Investments in unconsolidated affiliated companies	(15)	—
Other	(17)	30

Cash used in investing activities	(1,062)	(510)

Discontinued operations:
Cash used in operating activities	(1)	(21)
Cash used in investing activities	—	(2)

Cash used in discontinued operations	(1)	(23)

Net change in cash and cash equivalents	35	(21)

Cash and cash equivalents — beginning balance	37	106

Cash and cash equivalents — ending balance	$72	$85

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

June 30, 2006

(Dollars in Millions)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	5	1	66	—	72
Restricted cash	3	40	—	—	43
Advances to affiliates	1,655	—	—	(1,655)	—
Accounts receivable - trade	843	112	289	(229)	1,015
Income taxes receivable	—	—	265	(265)	—
Trade accounts and other receivables from affiliates	1,500	216	171	(1,887)	—
Inventories	322	61	2	—	385
Commodity contract assets	607	—	—	—	607
Cash flow hedge and other derivative assets	86	—	3	—	89
Accumulated deferred income taxes	265	49	331	—	645
Margin deposits related to commodity positions	70	—	—	—	70
Other current assets	68	84	18	(6)	164

Total current assets	5,424	563	1,145	(4,042)	3,090

Restricted cash	100	17	4	(1)	120
Investments	498	80	7,855	(7,766)	667
Property, plant and equipment - net	9,992	7,377	155	—	17,524
Notes or other receivables due from affiliates	700	340	37	(1,077)	—
Goodwill	517	25	—	—	542
Regulatory assets - net	—	1,775	—	—	1,775
Commodity contract assets	197	—	—	—	197
Cash flow hedge and other derivative assets	307	—	9	—	316
Other noncurrent assets	219	119	491	(438)	391

Total assets	17,954	10,296	9,696	(13,324)	24,622

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Notes payable:
Commercial paper	671	592	—	—	1,263
Banks	1,240	—	—	—	1,240
Advances from affiliates	—	25	1,630	(1,655)	—
Long-term debt due currently	1	95	73	—	169
Accounts payable - trade	684	110	247	(230)	811
Trade accounts and other payables to affiliates	387	—	1,500	(1,887)	—
Commodity contract liabilities	637	—	—	—	637
Cash flow hedge and other derivative liabilities	44	—	20	1	65
Margin deposits related to commodity positions	54	—	—	—	54
Other current liabilities	669	292	286	(270)	977

Total current liabilities	4,387	1,114	3,756	(4,041)	5,216

Accumulated deferred income taxes	2,955	1,414	—	(414)	3,955
Investment tax credits	319	55	—	—	374
Commodity contract liabilities	346	—	—	—	346
Cash flow hedge and other derivative liabilities	324	—	154	(1)	477
Notes or other liabilities due to affiliates	378	—	700	(1,078)	—
Long-term debt, less amounts due currently	2,949	4,059	3,864	—	10,872
Other noncurrent liabilities and deferred credits	941	705	1,170	(23)	2,793

Total liabilities	12,599	7,347	9,644	(5,557)	24,033

Preferred securities of subsidiaries	537	—	(537)	—	—

Shareholders’ equity:
Preference stock - not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	5	—	5
Additional paid-in capital	1,184	1,984	1,217	(3,168)	1,217
Retained earnings (deficit)	3,715	985	(472)	(4,700)	(472)
Accumulated other comprehensive income (loss)	(81)	(20)	(161)	101	(161)

Total shareholders’ equity	4,818	2,949	589	(7,767)	589

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	17,954	10,296	9,696	(13,324)	24,622

TXU	CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

December 31, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	12	15	9	1	37
Restricted cash	8	46	—	—	54
Advances to affiliates	694	—	—	(694)	—
Accounts receivable - trade	1,178	112	239	(201)	1,328
Income taxes receivable	361	—	—	(347)	14
Trade accounts and other receivables from affiliates	1,500	189	164	(1,853)	—
Inventories	309	53	2	—	364
Commodity contract assets	1,603	—	—	—	1,603
Cash flow hedge and other derivative assets	63	—	1	1	65
Accumulated deferred income taxes	167	—	550	—	717
Margin deposits related to commodity positions	247	—	—	—	247
Other current assets	77	40	18	(6)	129

Total current assets	6,219	455	983	(3,099)	4,558

Restricted cash	—	13	3	—	16
Investments	501	63	7,366	(7,287)	643
Property, plant and equipment - net	9,958	7,067	167	—	17,192
Notes or other receivables due from affiliates	—	362	44	(406)	—
Goodwill	517	25	—	—	542
Regulatory assets - net	—	1,826	—	—	1,826
Commodity contract assets	338	—	—	—	338
Cash flow hedge and other derivative assets	68	—	7	—	75
Other noncurrent assets	205	100	556	(512)	349

Total assets	17,806	9,911	9,126	(11,304)	25,539

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Notes payable:
Commercial paper	306	51	—	1	358
Banks	440	—	—	—	440
Advances from affiliates	—	23	672	(695)	—
Long-term debt due currently	401	93	756	—	1,250
Accounts payable - trade	879	125	223	(201)	1,026
Trade accounts and other payables to affiliates	354	—	1,500	(1,854)	—
Commodity contract liabilities	1,481	—	—	—	1,481
Cash flow hedge and other derivative liabilities	260	—	15	—	275
Margin deposits related to commodity positions	357	—	—	—	357
Other current liabilities	467	494	554	(352)	1,163

Total current liabilities	4,945	786	3,720	(3,101)	6,350

Accumulated deferred income taxes	2,800	1,383	—	(486)	3,697
Investment tax credits	326	58	—	—	384
Commodity contract liabilities	516	—	—	—	516
Cash flow hedge and other derivative liabilities	44	—	48	(1)	91
Notes or other liabilities due to affiliates	406	—	—	(406)	—
Long-term debt, less amounts due currently	3,055	4,107	4,171	(1)	11,332
Other noncurrent liabilities and deferred credits	833	642	1,240	(21)	2,694

Total liabilities	12,925	6,976	9,179	(4,016)	25,064

Preferred securities of subsidiaries	528	—	(527)	(1)	—

Shareholders’ equity:
Preference stock - not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	5	—	5
Additional paid-in capital	1,918	1,952	1,841	(3,871)	1,840
Retained earnings (deficit)	2,556	1,004	(1,170)	(3,558)	(1,168)
Accumulated other comprehensive income (loss)	(121)	(21)	(202)	142	(202)

Total shareholders’ equity	4,353	2,935	474	(7,287)	475

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	17,806	9,911	9,126	(11,304)	25,539

TXU	CORP. AND SUBSIDIARIES

Consolidating Balance Sheet - Variance

June 30, 2006 vs December 31, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Segment	TXU Electric Delivery	Corporate & Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	(7)	(14)	57	(1)	35
Restricted cash	(5)	(6)	—	—	(11)
Advances to affiliates	961	—	—	(961)	—
Accounts receivable - trade	(335)	—	50	(28)	(313)
Income taxes receivable	(361)	—	265	82	(14)
Trade accounts and other receivables from affiliates	—	27	7	(34)	—
Inventories	13	8	—	—	21
Commodity contract assets	(996)	—	—	—	(996)
Cash flow hedge and other derivative assets	23	—	2	(1)	24
Accumulated deferred income taxes	98	49	(219)	—	(72)
Margin deposits related to commodity positions	(177)	—	—	—	(177)
Other current assets	(9)	44	—	—	35

Total current assets	(795)	108	162	(943)	(1,468)

Restricted cash	100	4	1	(1)	104
Investments	(3)	17	489	(479)	24
Property, plant and equipment - net	34	310	(12)	—	332
Notes or other receivables due from affiliates	700	(22)	(7)	(671)	—
Goodwill	—	—	—	—	—
Regulatory assets - net	—	(51)	—	—	(51)
Commodity contract assets	(141)	—	—	—	(141)
Cash flow hedge and other derivative assets	239	—	2	—	241
Other noncurrent assets	14	19	(65)	74	42

Total assets	148	385	570	(2,020)	(917)

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Notes payable:
Commercial paper	365	541	—	(1)	905
Banks	800	—	—	—	800
Advances from affiliates	—	2	958	(960)	—
Long-term debt due currently	(400)	2	(683)	—	(1,081)
Accounts payable - trade	(195)	(15)	24	(29)	(215)
Trade accounts and other payables to affiliates	33	—	—	(33)	—
Commodity contract liabilities	(844)	—	—	—	(844)
Cash flow hedge and other derivative liabilities	(216)	—	5	1	(210)
Margin deposits related to commodity positions	(303)	—	—	—	(303)
Other current liabilities	202	(202)	(268)	82	(186)

Total current liabilities	(558)	328	36	(940)	(1,134)

Accumulated deferred income taxes	155	31	—	72	258
Investment tax credits	(7)	(3)	—	—	(10)
Commodity contract liabilities	(170)	—	—	—	(170)
Cash flow hedge and other derivative liabilities	280	—	106	—	386
Notes or other liabilities due to affiliates	(28)	—	700	(672)	—
Long-term debt, less amounts due currently	(106)	(48)	(307)	1	(460)
Other noncurrent liabilities and deferred credits	108	63	(70)	(2)	99

Total liabilities	(326)	371	465	(1,541)	(1,031)

Preferred securities of subsidiaries	9	—	(10)	1	—

Shareholders’ equity:
Preference stock - not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	—	—	—
Additional paid-in capital	(734)	32	(624)	703	(623)
Retained earnings (deficit)	1,159	(19)	698	(1,142)	696
Accumulated other comprehensive income (loss)	40	1	41	(41)	41

Total shareholders’ equity	465	14	115	(480)	114

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	148	385	570	(2,020)	(917)

TXU Corp. Regulatory Summary (at July 26, 2006)

Summary/Events

TXU Energy

Price to Beat (PTB) applies to former franchise area residential and small/medium business (< 1MW of load) customers. Until 1/1/05 TXU Energy was permitted to offer only one rate — the PTB — to residential customers. TXU Energy has been permitted to offer rates other than the PTB to small/medium commercial customers since 2004 and as of 1/1/05 can offer rates other than the PTB to residential customers. TXU Energy must also make service at the PTB price available until 1/1/07. The fuel component of the PTB can be changed twice per year if gas prices (20-day average of NYMEX 12-month strip) change by more than 5% (10% after 11/15 of any year) from the current price upon which the PTB fuel factor is based. Changes in the PTB fuel factor are initiated by TXU Energy through a filing with the PUC.

PUC No. 31416 – Evaluation of Default Service for Residential Customers and Review of Rules Relating to the Price to Beat and Provider of Last Resort (POLR)

•	POLR rule approved by PUC in June 2006; new rule will take effect January 2007

•	New rule has the following characteristics: 1) pricing formula comprised of energy charge plus customer charge plus non-bypassable charges, 2) requires five largest REPs for each customer class in each Transmission and Distribution Service territory to serve as involuntary POLRs, and 3) includes an automatic POLR energy charge floor for residential and small non-residential customers equal to the simple average of the 12 month trailing zonal MCPE, ending September 1 of the preceding year, multiplied by 130%

•	Initiative to mandate a PTB reset to reflect any lower natural gas prices at end of 2006 defeated in first quarter of 2006

PUC No. 32874 - Petition of the Office of the Public Utility Counsel of Texas to Adopt an Emergency Rule to Suspend Disconnection of Electric Utility Services Due to Extreme and Persistent Heat Conditions and Record High Electricity Prices

•	Emergency rule adopted by PUC on July 21, 2006; effective immediately

•	Prohibits disconnection of critical care customers and elderly low income customers who contact their provider; customers only required to pay 25 % of their deferred bill starting in October, remainder due over five months.

•	All other low income customers can avoid disconnection through September by contacting their provider and paying as little as 25% of their electric bills; deferred amount would be due in five months.

TXU Electric Delivery

General Rate Case: Authorized ROE of 11.25%, Capital structure of 60% Debt, 40% Equity. Reports are filed annually for review with the PUC.

In 2004, certain cities within TXU Electric Delivery’s historical service territory, acting in their role as a regulatory authority (with original jurisdiction), initiated inquiries to determine if the rates of TXU Electric Delivery, which have been established by the PUC, are just and reasonable. In the fourth quarter of 2004, TXU Electric Delivery recorded a $21 million charge, reported in other deductions, for estimated settlement payments arising from the resolution of these inquiries. The settlement agreement, which was finalized February 22, 2005, avoided any immediate rate actions, but required TXU Electric Delivery to file a rate case in 2006, based on a 2005 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery has offered the benefits of the settlement to non-litigant cities. In 2005, TXU Electric Delivery made payments of approximately $11.6 million under the terms of the settlement. The final settlement amount, including non-litigant cities, is approximately $22 million, resulting in an additional $1 million accrual in September 2005. The remaining $10.6 million payable under the agreement was paid in March 2006.

On January 6, 2006, TXU Electric Delivery and the Steering Committee of Cities agreed to terms which extend the February 22, 2005 settlement agreement and resolve outstanding franchise agreement issues with member cities. Under the terms of the agreement, TXU Electric Delivery will postpone filing a rate case until June 2008, based on a 2007 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery expects the total incremental expenses associated with the agreement to be approximately $70 million, essentially all of which will be recognized over the period from May 2006 to June 2008.

PUC No. 32941 - Petition of TXU Electric Delivery Company for Approval of TCRF Update

•	Filed July 14, 2006; new TCRF rates effective September 1, 2006

•	Increase to annualized revenues of about $23.5 million annually, due to TXU Electric Delivery and Austin Energy wholesale transmission rate increases, and expiration of refund associated with LCRA’s 2004 TCOS case

PUC No. 32462 – Application of TXU Electric Delivery Company for Interim Update of Wholesale Transmission Rate

•	Filed February 28, 2006; new rate was approved April 28, 2006

•	Total annualized revenue increase of $19 million

TXU Corp. Summary of Significant Legal Proceedings (at June 30, 2006)

Date Filed	Case Information	Summary and Status
Sep 05	Flaherty & Crumrine Preferred Income Fund Incorporated et al. v. TXU Corp. et al. Civil Action No. 3:05CV1784-G; United States District Court for the Northern District of Texas, Dallas Division	Putative class action filed against TXU Corp. alleging violations of the Securities Exchange Act of 1934 regarding the disclosures concerning the company’s evaluation of its dividend policy in connection with the tender offer for certain securities in September and October 2004. A Motion to Dismiss filed by the Defendants is pending before the Court.

Mar 05	SEC Subpoena	Subpoena requires documents and information from 1/1/01 through 3/31/03. Subpoena states it is a fact finding inquiry and that no violation of law has been concluded. TXU Corp. has responded and will continue to cooperate with the SEC.

Dec 04 – Oct 05	In re Natural Gas Anti-Trust Cases I, II, III, IV, and V; Civil Action in San Diego Superior Court.	Twelve lawsuits filed in various California superior courts by purported customers against TXU Corp. and certain subsidiaries and other California natural gas market participants. The consolidated suits allege that by summer of 2000, defendants manipulated natural gas prices in California in violation of the Cartwright Act and other California state laws. Discovery is in process.

Feb 04	Patrick Goodenough, et al., on behalf of the TXU Thrift Plan, and all other persons similarly situated, vs. TXU Corp. et al.; Case No. 3:02CV2573-K; United States District Court for the Northern District of Texas, Dallas Division	Plaintiffs sought to represent a class of participants in employee benefit plans claiming violation of ERISA. The Plaintiffs’ second class certification motion was denied and the case was dismissed without prejudice on September 29, 2005. The Plaintiffs have filed an appeal of the dismissal to the Fifth Circuit Court of Appeals.

Jan 03 Dec 02 Nov 02 Oct 02	Richard Schwartz, et al., v. TXU Corp et al.; Civil Action No.: 3:02-CV-2243-K; United States District Court for the Northern District of Texas, Dallas Division	A consolidated case which alleged violations of the Securities Act of 1933 and the Securities Exchange Act of 1934. The case was settled in exchange for payment of $150 million, at least $101 million of which has been paid by TXU’s D&O insurance carriers. The Court entered an order approving the settlement on November 8, 2005. There have been appeals filed by some objecting parties.

Oct 02	Bruce Girdauskas, Derivatively on Behalf of TXU Corp. vs. TXU Corp. et al; Cause No. 02-10191; 116th Judicial District Court of Dallas County, Texas	Derivative filing made by a purported shareholder alleging breach of fiduciary duty. An agreement in principle to settle this case has been reached and court approval of the settlement is being sought. A hearing on the proposed settlement is scheduled for August 21, 2006. A portion of the settlement is expected to be paid by TXU’s D&O insurance carriers.

Note:	Although it cannot predict the outcome of the pending unresolved litigation matters described above, TXU Corp. believes that each is without merit and intends to vigorously defend them. Detailed descriptions of these proceedings are available in the company’s 10-K and 10-Q filings with the SEC.